SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ______________


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 13, 1997




                              Derma Sciences, Inc.
             (Exact name of registrant as specified in its charter)





   Pennsylvania                      1-31070                  23-2328753
(State or other jurisdiction     (Commission                 (IRS employer
   of incorporation)              File Number)           identification number)







                              121 West Grace Street
                               Old Forge, PA 18518
                                 (717) 457-1232
                    (Address including zip code and telephone
                     number, of principal executive offices)



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Item 5.  Other Events

     Incorporated by reference is the press release issued May 13, 1997 concerning the Registrant's announcement of the signing of a letter of intent to form a strategic joint venture with Innovative Technologies Group plc, Cheshire, England. This release, which provides information the Registrant deems of importance to security holders, is attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

         (a)  Not applicable
         (b)  Not applicable
         (c)  Exhibits:

                       99 - Press release issued May 13, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DERMA SCIENCES, INC.



Date:  May 23, 1997                     By:  /s/ John T. Borthwick
                                             ---------------------
                                             John T. Borthwick
                                             President